UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 23, 2011

PANA-MINERALES S.A.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53700	98-0515701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pimera Calle El Carmen, EDF. PH Villa Merici, Apt. 2B, Torre C, Panama City R1 MW3 F5D, Rep. of Panama
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 391-6820

N/A
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

Effective September 23, 2011, Mr. Hector Francisco Vasquez Davis resigned as the President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of Pana-Minerales S.A. (the “Company”).

Appointment of Officer

Effective upon Mr. Davis’ resignation, the Board of Directors of the Company (the “Board”) appointed Mr. Harry Ruskowsky to serve as the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

Harry Ruskowsky is an entrepreneur with more than forty-five years of domestic and global strategic leadership experience relating to mineral and oil and gas projects.  Mr. Ruskowsky has extensive experience in finance and corporate management and is the founder, president and chief executive officer of Trio Gold Corp, a reporting company in Canada publicly traded on the TSX Venture Exchange.  He has held these positions with Trio Gold Corp for the last five years.  Mr. Ruskowsky is also a principal in a number of private companies.  Prior to starting his own business, Mr. Ruskowsky was the office manager for an independent oil and gas company.  A few years later, after completing a number of land management courses, he accepted the position of land manager for a junior oil and gas company.  In addition to completing land management courses, Mr. Ruskowsky has completed a registered industrial cost accounting course, office management and office administration courses and a Canadian securities course.  Mr. Ruskowsky is a member of the Canadian Association of Petroleum Landmen.

Mr. Ruskowsky currently holds no other positions with the Company.  There is no arrangement or understanding pursuant to which Mr. Ruskowsky was appointed as the President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company.  Mr. Ruskowsky has no family relationships with any other executive officers or directors of the Company or persons nominated or chosen by the Company to become directors or executive officers.  There is no material plan, contract or arrangement (whether or not written) to which Mr. Ruskowsky is a party or in which he participates that is entered into or material amendment in connection with the Company’s appointment of Mr. Ruskowsky, or any grant or award to Mr. Ruskowsky or modification thereto, under any such plan, contract or arrangement in connection with the Company’s appointment of Mr. Ruskowsky.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Appointment of Directors

Effective September 23, 2011, the Board appointed Mr. Ruskowsky as a member of the Board.  There is no arrangement or understanding pursuant to which Mr. Ruskowsky was appointed as a director of the Company.  It is contemplated that Mr. Ruskowsky may serve on certain committees of the Board, but no such committee appointments have been made at this time.  There is no material plan, contract or arrangement (whether or not written) to which Mr. Ruskowsky is a party or in which he participates that is entered into or material amendment in connection with the Company’s appointment of Mr. Ruskowsky, or any grant or award to Mr. Ruskowsky or modification thereto, under any such plan, contract or arrangement in connection with the Company’s appointment of Mr. Ruskowsky.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.   Mr. Ruskowsky’s professional history is noted above.

Effective September 23, 2011, the Board appointed Mr. David L. Gibson as a member of the Board.  Mr. Gibson is a geophysicist technician with over twenty-five years of mineral exploration experience.  He began his career in the mining industry in 1982 working in the northern mining districts of Ontario and Quebec, performing geophysical and geochemical surveys for junior and major mining companies.  In 1989, he founded Gibson and Associates Services Company, originally to provide exploration services, and today includes geomatics, geophysics and geochemistry services to the mining, oil and gas, and environmental industries.  During the past five years, Mr. Gibson has operated this company continuously and has also served as a director and officer of Coastal Pacific Mining Corp, a foreign private issuer.  In 1998, Mr. Gibson was a founding member of Diatreme Explorations, which was rolled into Mantis Minerals Corporation (MINE.CNQ) in 2007.

His additional achievements include collaboration with the Ontario Geological Survey and the Geological Survey of Canada investigating the circular vegetative phenomenon found in the James Bay Lowlands of Ontario, and he was published for his contribution.  Throughout his career, Mr. Gibson performed contract field services for junior companies such as Actuate Resources, Temex Resources and Avalon Ventures.  The major mining companies he contracted with included Noranda, Inco, Cameco and Goldcorp.  Mr. Gibson provided advanced exploration and technical consulting services of geomatics, geophysics, geochemistry and geotechnical design, implementation and management for mineral projects including gold, diamonds, base metals and platinum group elements.  Mr. Gibson studied engineering at the University of Windsor with a minor in geology and geophysics, and was a graduate of Georgian College in Business Administration Marketing.

There is no arrangement or understanding pursuant to which Mr. Gibson was appointed as a director of the Company.  It is contemplated that Mr. Gibson may serve on certain committees of the Board, but no such committee appointments have been made at this time.  There is no material plan, contract or arrangement (whether or not written) to which Mr. Gibson is a party or in which he participates that is entered into or material amendment in connection with the Company’s appointment of Mr. Gibson, or any grant or award to Mr. Gibson or modification thereto, under any such plan, contract or arrangement in connection with the Company’s appointment of Mr. Gibson.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Resignation of Director

Effective September 23, 2011, Mr. Davis resigned as a director of the Company.  Following his resignation, the Board is comprised of Mr. Ruskowsky and Mr. Gibson.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws

On September 23, 2011, the Board, acting in accordance with the bylaws of the Company (the “Bylaws”), amended Article 3, Section 3.08 of its Bylaws to allow the Board discretion to appoint additional directors to fill vacancies resulting from an increase in the number of directors.  The full text of the amendment to the Bylaws is filed herewith as Exhibit 3.2 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.2	Text of Amendment to the Bylaws

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANA-MINERALES S.A.

Date: September 28, 2011	By:	/s/ Harry Ruskowsky
Name: Harry Ruskowsky
Title: Chief Executive Officer and Director